UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

On March 3, 2022, a putative stockholder class action and derivative complaint was filed in the Delaware Court of Chancery by M. Samim Ezzat, a stockholder, against Exela Technologies, Inc. (the “Company”) and its current directors (the “Action”).  The complaint sought a declaration that the Company violated Section 2.6 of the Company’s then-bylaws by treating uninstructed shares as broker non-votes with respect to a proposal to approve an amendment and restatement of the Company’s 2018 Stock Incentive Plan.  After the complaint was filed, the Company determined to take certain corrective actions to moot the allegations in the complaint, including amending the Company’s bylaws and rescinding the plan proposal.

On September 12, 2022, the Court of Chancery entered an order pursuant to which plaintiff voluntarily dismissed the Action without prejudice.  The Court of Chancery retained jurisdiction solely for the purpose of deciding the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the corrective actions.  The Company subsequently agreed to pay $350,000 to plaintiff’s counsel for attorneys’ fees and expenses (the “Mootness Fee”) in full satisfaction of the claim for attorneys’ fees and expenses in the Action.  The Company believes resolving Plaintiff’s Fee Application through payment of the Mootness Fee is in the best interest of the Company as it avoids the cost and distraction of litigation and the Mootness Fee is lower than fees awarded in similar circumstances.  On March 27, 2023, the Court of Chancery entered an order closing the matter subject to the Company issuing this disclosure. The Court of Chancery has not been asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2023

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary